UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 1677

John Hancock Capital Series
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2015

ITEM 1. SHAREHOLDERS REPORT.

John Hancock

U.S. Global Leaders Growth Fund

Annual report 10/31/15

A message to shareholders

Dear shareholder,

U.S. stocks experienced a spike in volatility in recent months. The pullback we had anticipated for some months took place in August, and stocks experienced their first official correction—a decline of more than 10% in the stock market—in more than four years. There were several headwinds keeping stock prices from moving higher all year, but the headline for this summer's correction was the news of slowing economic growth in China and the effect that might have on global growth. While the market subsequently rebounded, for the time being, global economic data continues to be a leading driver of investor sentiment.

Market volatility is naturally unnerving, which is why we recommend that investors maintain a regular dialogue with their financial advisors. Your advisor can help put market events into context and determine whether your portfolio is sufficiently diversified and continues to match your long-term financial goals.

Introducing John Hancock Multifactor Exchange-Traded Funds (ETFs)

We believe investors benefit from a combination of active and passive strategies in their portfolios. That's why, for years, we've offered actively managed funds to our shareholders, alongside asset allocation portfolios that employ a mix of active and passive strategies. That same thinking is what led us to team up with Dimensional Fund Advisors LP—a company regarded as one of the pioneers in strategic beta investing*—for the launch of the passively managed John Hancock Multifactor ETFs. Each ETF seeks to track a custom index built upon decades of academic research into the factors that drive higher expected returns: smaller capitalizations, lower valuations, and higher profitability. For nearly 30 years, it's just the kind of time-tested approach we have looked for as a manager of managers. For more information, visit our website at jhinvestments.com/etf.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of October 31, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

*	Strategic beta investing ETFs seek to improve upon cap-weighted strategies by tracking a custom index that combines active management insight with the discipline of a rules-based approach.

John Hancock
U.S. Global Leaders Growth Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
19	Financial highlights
25	Notes to financial statements
31	Auditor's report
32	Tax information
33	Continuation of investment advisory and subadvisory agreements
39	Trustees and Officers
43	More information

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/15 (%)

Class A shares (without sales charge)
Russell 1000 Growth Index
Morningstar large growth fund category average
13.19
9.18
6.59
15.27
17.94
16.60
14.79
15.30
13.36
7.57
9.09
7.92
1 year
3 year
5 year
10 year

The Russell 1000 Growth Index is an unmanaged index of companies in the Russell 1000 Index (the 1,000 largest U.S. publicly traded companies) with high price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

U.S. stocks advanced

Decelerating global economic growth and the fallout from a stronger U.S. dollar led to significant equity market volatility, but U.S. stocks nonetheless delivered positive returns.

Consumer discretionary stocks helped fund outperform benchmark

The fund posted a double-digit gain and outperformed its benchmark, the Russell 1000 Growth Index, due to strong stock selection in the consumer discretionary sector.

Consumer staples and materials detracted

Stock choices among consumer staples and an overweight in materials stocks detracted from performance compared with the benchmark.

SECTOR COMPOSITION AS OF 10/31/15 (%)

A note about risks

Growth stocks may be more susceptible to earnings disappointments as compared with value stocks, and market values can be more volatile. Large company stocks could fall out of favor. Foreign investing has additional risks, such as currency and market volatility and political and social instability. A portfolio concentrated in one sector or that holds a limited number of securities may fluctuate more than a diversified portfolio. Investments in a non-diversified fund may magnify the fund's losses from adverse events affecting a particular issuer. Please see the fund's prospectuses for additional risks.

Discussion of fund performance

An interview with Portfolio Manager Gordon M. Marchand, CPA, CFA, CIC, Sustainable Growth Advisers, LP

Gordon M. Marchand, CPA, CFA, CIC
Portfolio Manager
Sustainable Growth Advisors

Can you give us an overview of the market environment over the past year?

U.S. stocks delivered positive returns for the one-year period as the broad S&P 500 Index returned 5.20% and the fund's benchmark, the Russell 1000 Growth Index, returned 9.18%. The reporting period was characterized by significant levels of volatility as the market climbed the proverbial wall of worry. Global economic growth decelerated, particularly in China, where weaker data and a surprise devaluation of the Chinese yuan caused concerns about a potential contagion that negatively affected emerging markets and put additional downward pressure on commodity prices. In addition, the U.S. dollar continued to strengthen against other currencies, leading to reduced demand for American exports and softer profit margins for multinational companies.

For the 12-month period, large-cap stocks outperformed mid- and small-cap issues, while growth-oriented stocks outpaced value by a wide margin. These performance disparities are best illustrated by comparing the 9.18% return of the fund's benchmark, a measure of large-cap growth performance, with the -2.88% return of the Russell 2000 Value Index, a measure of small-cap value performance.

Turning to the portfolio, what factors contributed to the fund's outperformance of the Russell 1000 Growth Index?

We invest in high-quality, large-cap growth stocks that are able to generate robust earnings, revenue, and cash flow growth in a relatively predictable manner. As a result, we track several market metrics associated with quality, and many of these factors outperformed over the past year. For example, as would be expected, stocks with high returns on equity (ROE) outperformed those with low ROE, and companies with lower debt levels outpaced those with greater debt loads. However, companies producing earnings underperformed those with no earnings.

Beyond these positive market trends, individual stock selection was the primary reason for the fund's outperformance of its benchmark, especially in the consumer discretionary sector.

"The reporting period was characterized by significant levels of volatility as the market climbed the proverbial wall of worry."

Can you give some examples?

The top contributor was e-commerce leader Amazon.com, Inc., which returned more than 100% for the one-year period. The company reported revenues and earnings that consistently exceeded expectations. Growth was especially robust in Amazon Prime membership, as well as Amazon Web Services, the company's commercial cloud computing platform. At the same time, Amazon's profit margins increased thanks to a mix of strong third-party sales and a more stable pricing environment for Amazon Web Services. Although we believe that the drivers behind the company's revenue growth acceleration and margin expansion are sustainable, we have trimmed our position in the stock, consistent with our valuation discipline.

Coffee retailer Starbucks Corp. was another significant contributor during the reporting period, gaining nearly 70%. Starbucks benefited from accelerating sales in North America thanks to an attractive mix of price increases and product innovation. In addition, strong new unit productivity helped lift operating margins and profitability. Starbucks continues to set the standard in the coffee retailing industry, and we remain positive on the stock's long-term prospects.

The portfolio also benefited from a sizable position in home improvement retailer Lowe's Companies, Inc., the largest holding in the portfolio on average during the reporting period. Despite sales weakness early in the period resulting from an especially severe winter, Lowe's continued to deliver strong overall results. The company benefited from improving employment and income trends, favorable industry dynamics, and initiatives implemented by management to improve profitability.

TOP 10 HOLDINGS AS OF 10/31/15 (%)

Visa, Inc., Class A	4.4
Lowe's Companies, Inc.	4.3
Amgen, Inc.	4.3
Alphabet, Inc., Class C	4.2
Amazon.com, Inc.	4.2
Mondelez International, Inc., Class A	4.2
Ecolab, Inc.	4.1
The Priceline Group, Inc.	4.1
Schlumberger, Ltd.	4.0
Cerner Corp.	3.5
TOTAL	41.3
As a percentage of net assets.
Cash and cash equivalents are not included.

"...individual stock selection was the primary reason for the fund's outperformance of its benchmark, especially in the consumer discretionary sector."

What holdings detracted from performance versus the benchmark?

Energy stocks were the weakest performers in the U.S. stock market over the past year as supply and demand imbalance sent the price of oil tumbling by more than 40%. Energy services and equipment provider Schlumberger, Ltd., a large holding in the energy sector, was the most significant detractor in the portfolio for the reporting period. Slowing global demand for energy led to decreased spending on energy exploration and production, which in turn contributed to a year-over-year decline in revenues and earnings for the company. Our research indicates that supply and demand in the energy sector will gradually return to equilibrium over the next few years, setting the stage for a resumption of revenue and earnings growth for Schlumberger. Multi-year initiatives to improve efficiency have been beneficial during this period of low oil prices, and the recent acquisition of oil field equipment manufacturer Cameron International Corp. should add value going forward.

Natural foods grocery retailer Whole Foods Market, Inc. also detracted from performance. Whole Foods was one of the fund's strongest performers in the first half of the reporting period, but the company reported disappointing earnings and same store sales growth in the last two quarters. Cannibalization of sales from new store openings in Chicago, produce cost deflation, and widely publicized pricing errors in the New York City area contributed to the company's poor results. Nonetheless, we see these issues as short-term in nature and believe our investment thesis for the company—which hinges on strategic advantages over its competitors in terms of scale, superior product quality, and strong supplier relationships—remains intact.

Another notable detractor was financial services provider American Express Company. The stock declined after the company lost co-branding relationships with Costco Wholesale and JetBlue Airways. In addition, American Express faced an adverse court ruling by the Department of Justice that could negatively impact its business going forward. Although American Express has a strong franchise with an attractive customer base, the challenges and uncertainty stemming from these developments led us to sell the stock and redeploy the capital into more attractive growth opportunities.

What other changes did you make to the portfolio during the reporting period?

In addition to American Express, we eliminated four other stocks from the portfolio during the period—industrial products distributor Fastenal Company, over-the-counter drug maker Perrigo Company PLC, pharmaceutical company Sanofi, and wireless technology firm QUALCOMM, Inc. In each case, we chose to sell the stock so that we could fund more attractive investment opportunities with better valuations and/or greater growth potential.

Toward that end, we added six new holdings to the portfolio during the period. These new investments were snack food maker Mondelez International, Inc., oil services provider Core Laboratories NV, risk management services firm Verisk Analytics, Inc., payment product company FleetCor Technologies, Inc., social media leader Facebook, Inc., and energy-efficient chip designer ARM Holdings PLC.

MANAGED BY

George P. Fraise On the fund since 2000 Investing since 1987
Gordon M. Marchand, CPA, CFA, CIC On the fund since 1995 Investing since 1977
Robert L. Rohn On the fund since 2003 Investing since 1983

The views expressed in this report are exclusively those of Gordon M. Marchand, CPA, CFA, CIC, Sustainable Growth Advisers, LP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2015

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A	7.53	13.63	7.02	89.41	97.08
Class B	7.56	13.69	6.92	89.93	95.32
Class C	11.40	13.94	6.77	92.01	92.48
Class I1	13.48	15.16	7.99	102.53	115.66
Class R2[1,2]	13.01	14.72	7.48	98.73	105.76
Class R6[1,2]	13.61	15.25	8.00	103.34	115.87
Index 1†	9.18	15.30	9.09	103.77	138.69
Index 2†	5.20	14.33	7.85	95.37	112.89

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R2	Class R6
Gross (%)	1.19	1.94	1.94	0.93	1.33	0.83
Net (%)	1.19	1.94	1.94	0.93	1.33	0.81

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Russell 1000 Growth Index; Index 2 is the S&P 500 Index.

See the following page for footnotes.

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock U.S. Global Leaders Growth Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class B3	10-31-05	19,532	19,532	23,869	21,289
Class C3	10-31-05	19,248	19,248	23,869	21,289
Class I1	10-31-05	21,566	21,566	23,869	21,289
Class R2[1,2]	10-31-05	20,576	20,576	23,869	21,289
Class R6[1,2]	10-31-05	21,587	21,587	23,869	21,289

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Russell 1000 Growth Index is an unmanaged index of companies in the Russell 1000 Index (the 1,000 largest U.S. publicly traded companies) with high price-to-book ratios and higher forecasted growth values.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	For certain types of investors, as described in the fund's prospectuses.
2	Class R6 and Class R2 shares were first offered on 9-1-11 and 3-1-12, respectively. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R6 and Class R2 shares, as applicable.
3	The contingent deferred sales charge is not applicable.

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2015, with the same investment held until October 31, 2015.

	Account value on 5-1-2015	Ending value on 10-31-2015	Expenses paid during period ended 10-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,046.80	$6.09	1.18%
Class B	1,000.00	1,042.90	9.94	1.93%
Class C	1,000.00	1,042.90	9.94	1.93%
Class I	1,000.00	1,048.00	4.75	0.92%
Class R2	1,000.00	1,046.00	6.81	1.32%
Class R6	1,000.00	1,048.80	4.13	0.80%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2015, with the same investment held until October 31, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 5-1-2015	Ending value on 10-31-2015	Expenses paid during period ended 10-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.30	$6.01	1.18%
Class B	1,000.00	1,015.50	9.80	1.93%
Class C	1,000.00	1,015.50	9.80	1.93%
Class I	1,000.00	1,020.60	4.69	0.92%
Class R2	1,000.00	1,018.60	6.72	1.32%
Class R6	1,000.00	1,021.20	4.08	0.80%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Fund's investments

As of 10-31-15
	Shares	Value
Common stocks 95.3%		$1,073,463,022
(Cost $717,562,883)
Consumer discretionary 18.8%		211,653,212
Hotels, restaurants and leisure 3.2%
Starbucks Corp.	574,460	35,943,962
Internet and catalog retail 8.3%
Amazon.com, Inc. (I)	75,559	47,292,378
The Priceline Group, Inc. (I)	31,807	46,255,012
Media 3.0%
The Walt Disney Company	292,595	33,279,755
Specialty retail 4.3%
Lowe's Companies, Inc.	662,090	48,882,105
Consumer staples 12.9%		144,949,737
Food and staples retailing 2.4%
Whole Foods Market, Inc.	906,960	27,172,522
Food products 7.2%
Mondelez International, Inc., Class A	1,017,726	46,978,232
The Hershey Company	378,665	33,583,799
Household products 3.3%
Colgate-Palmolive Company	560,892	37,215,184
Energy 5.8%		65,522,664
Energy equipment and services 5.8%
Core Laboratories NV (L)	177,447	20,642,410
Schlumberger, Ltd.	574,210	44,880,254
Financials 8.4%		94,705,093
Capital markets 3.1%
State Street Corp.	513,940	35,461,860
Insurance 2.6%
Aon PLC	314,960	29,388,918
Real estate investment trusts 2.7%
Equinix, Inc.	100,628	29,854,315
Health care 10.4%		116,719,296
Biotechnology 6.8%
Amgen, Inc.	307,190	48,591,314
Regeneron Pharmaceuticals, Inc. (I)	50,780	28,304,264
Health care technology 3.6%
Cerner Corp. (I)	600,750	39,823,718

12SEE NOTES TO FINANCIAL STATEMENTS

			Shares	Value
Industrials 1.8%				$20,258,111
Professional services 1.8%
	Verisk Analytics, Inc. (I)		282,895	20,258,111
Information technology 31.1%				350,476,486
Internet software and services 9.0%
	Alphabet, Inc., Class C (I)		67,141	47,724,494
	Facebook, Inc., Class A (I)		389,900	39,758,103
	LinkedIn Corp., Class A (I)		55,889	13,461,983
IT services 10.7%
	Automatic Data Processing, Inc.		443,055	38,541,354
	FleetCor Technologies, Inc. (I)		221,220	32,045,929
	Visa, Inc., Class A		645,100	50,046,858
Semiconductors and semiconductor equipment 3.2%
	ARM Holdings PLC, ADR		763,024	36,190,228
Software 8.2%
	Red Hat, Inc. (I)		416,910	32,981,750
	salesforce.com, Inc. (I)		311,997	24,245,287
	SAP SE, ADR (L)		450,775	35,480,500
Materials 6.1%				69,178,423
Chemicals 6.1%
	Ecolab, Inc.		384,420	46,264,947
	Monsanto Company		245,800	22,913,476
	Yield (%)		Shares	Value
Securities lending collateral 4.3%				$48,884,470
(Cost $48,882,014)
John Hancock Collateral Trust (W)	0.1388(Y	)	4,885,711	48,884,470
Short-term investments 4.5%				$50,390,569
(Cost $50,390,569)
Money market funds 4.5%				50,390,569
State Street Institutional U.S. Government Money Market Fund	0.0000(Y	)	50,390,569	50,390,569
Total investments (Cost $816,835,466)† 104.1%				$1,172,738,061
Other assets and liabilities, net (4.1%)				($46,468,126)
Total net assets 100.0%				$1,126,269,935

SEE NOTES TO FINANCIAL STATEMENTS13

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 10-31-15.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 10-31-15.
†	At 10-31-15, the aggregate cost of investment securities for federal income tax purposes was $820,294,690. Net unrealized appreciation aggregated $352,443,371, of which $369,289,684 related to appreciated investment securities and $16,846,313 related to depreciated investment securities.

14SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-15

Assets
Investments in unaffiliated issuers, at value (Cost $767,953,452) including $47,918,358 of securities loaned	$1,123,853,591
Investments in affiliated issuers, at value (Cost $48,882,014)	48,884,470
Total investments, at value (Cost $816,835,466)	1,172,738,061
Receivable for fund shares sold	2,801,522
Dividends and interest receivable	1,989,220
Receivable for securities lending income	17,943
Other receivables and prepaid expenses	67,316
Total assets	1,177,614,062
Liabilities
Payable for fund shares repurchased	1,231,996
Payable upon return of securities loaned	48,894,025
Payable to affiliates
Accounting and legal services fees	19,407
Transfer agent fees	112,310
Distribution and service fees	268,345
Trustees' fees	1,961
Investment management fees	677,499
Other liabilities and accrued expenses	138,584
Total liabilities	51,344,127
Net assets	$1,126,269,935
Net assets consist of
Paid-in capital	$703,746,304
Undistributed net investment income	1,276,191
Accumulated net realized gain (loss) on investments	65,344,845
Net unrealized appreciation (depreciation) on investments	355,902,595
Net assets	$1,126,269,935

SEE NOTES TO FINANCIAL STATEMENTS15

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($659,954,541 ÷ 15,043,928 shares)[1]	$43.87
Class B ($24,263,127 ÷ 623,713 shares)[1]	$38.90
Class C ($136,259,249 ÷ 3,501,126 shares)[1]	$38.92
Class I ($292,593,168 ÷ 6,323,051 shares)	$46.27
Class R2 ($7,677,913 ÷ 167,302 shares)	$45.89
Class R6 ($5,521,937 ÷ 119,028 shares)	$46.39
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$46.18

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS   For the year ended 10-31-15

Investment income
Dividends	$14,528,975
Securities lending	150,507
Less foreign taxes withheld	(228,614)
Total investment income	14,450,868
Expenses
Investment management fees	8,045,254
Distribution and service fees	3,204,184
Accounting and legal services fees	206,440
Transfer agent fees	1,281,252
Trustees' fees	22,977
State registration fees	132,623
Printing and postage	91,944
Professional fees	98,351
Custodian fees	123,614
Registration and filing fees	22,464
Other	30,655
Total expenses	13,259,758
Less expense reductions	(84,103)
Net expenses	13,175,655
Net investment income	1,275,213
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	69,083,921
Investments in affiliated issuers	(3,025)
69,080,896
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	65,841,966
Investments in affiliated issuers	1,963
65,843,929
Net realized and unrealized gain	134,924,825
Increase in net assets from operations	$136,200,038

SEE NOTES TO FINANCIAL STATEMENTS17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-15	Year ended 10-31-14
Increase (decrease) in net assets
From operations
Net investment income	$1,275,213	$2,782,502
Net realized gain	69,080,896	151,156,136
Change in net unrealized appreciation (depreciation)	65,843,929	(47,211,403)
Increase in net assets resulting from operations	136,200,038	106,727,235
Distributions to shareholders
From net investment income
Class A	(1,292,278)	(569,456)
Class I	(1,203,657)	(674,178)
Class R2	(34,533)	(11,535)
Class R6	(18,692)	(10,189)
From net realized gain
Class A	(80,357,508)	(20,049,098)
Class B	(3,938,428)	(999,781)
Class C	(19,500,146)	(4,082,434)
Class I	(39,880,649)	(8,473,404)
Class R2	(4,345,694)	(886,864)
Class R6	(487,863)	(101,558)
Total distributions	(151,059,448)	(35,858,497)
From fund share transactions	26,200,408	(158,965,900)
Total increase (decrease)	11,340,998	(88,097,162)
Net assets
Beginning of year	1,114,928,937	1,203,026,099
End of year	$1,126,269,935	$1,114,928,937
Undistributed net investment income	$1,276,191	$2,548,484

18SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

Class A Shares Period ended	10-31-15	10-31-14	10-31-13	10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$45.02	$42.25	$35.04	$30.97	$27.83
Net investment income (loss)[1]	0.07	0.11	0.04	(0.03)	—	[2]
Net realized and unrealized gain on investments	4.98	3.90	7.96	5.08	3.14
Total from investment operations	5.05	4.01	8.00	5.05	3.14
Less distributions
From net investment income	(0.10)	(0.03)	—	—	—
From net realized gain	(6.10)	(1.21)	(0.79)	(0.98)	—
Total distributions	(6.20)	(1.24)	(0.79)	(0.98)	—
Net asset value, end of period	$43.87	$45.02	$42.25	$35.04	$30.97
Total return (%)[3,4]	13.19	9.74	23.30	16.96	11.28
Ratios and supplemental data
Net assets, end of period (in millions)	$660	$600	$697	$413	$282
Ratios (as a percentage of average net assets):
Expenses before reductions	1.18	1.19	1.23	1.30	1.26
Expenses including reductions	1.17	1.18	1.23	1.30	1.26
Net investment income (loss)	0.16	0.27	0.10	(0.10)	(0.01)
Portfolio turnover (%)	30	43	30	30	50

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS19

Class B Shares Period ended	10-31-15	10-31-14	10-31-13	10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$40.80	$38.65	$32.36	$28.89	$26.16
Net investment loss[1]	(0.22)	(0.19)	(0.22)	(0.26)	(0.21)
Net realized and unrealized gain on investments	4.42	3.55	7.30	4.71	2.94
Total from investment operations	4.20	3.36	7.08	4.45	2.73
Less distributions
From net realized gain	(6.10)	(1.21)	(0.79)	(0.98)	—
Total distributions	(6.10)	(1.21)	(0.79)	(0.98)	—
Net asset value, end of period	$38.90	$40.80	$38.65	$32.36	$28.89
Total return (%)[2,3]	12.33	8.93	22.37	16.07	10.44
Ratios and supplemental data
Net assets, end of period (in millions)	$24	$27	$33	$30	$27
Ratios (as a percentage of average net assets):
Expenses before reductions	1.93	1.94	1.99	2.05	2.01
Expenses including reductions	1.92	1.93	1.98	2.05	2.00
Net investment loss	(0.60)	(0.48)	(0.64)	(0.85)	(0.75)
Portfolio turnover (%)	30	43	30	30	50

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

20SEE NOTES TO FINANCIAL STATEMENTS

Class C Shares Period ended	10-31-15	10-31-14	10-31-13	10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$40.81	$38.66	$32.37	$28.90	$26.16
Net investment loss[1]	(0.22)	(0.19)	(0.22)	(0.26)	(0.21)
Net realized and unrealized gain on investments	4.43	3.55	7.30	4.71	2.95
Total from investment operations	4.21	3.36	7.08	4.45	2.74
Less distributions
From net realized gain	(6.10)	(1.21)	(0.79)	(0.98)	—
Total distributions	(6.10)	(1.21)	(0.79)	(0.98)	—
Net asset value, end of period	$38.92	$40.81	$38.66	$32.37	$28.90
Total return (%)[2,3]	12.36	8.92	22.36	16.07	10.47
Ratios and supplemental data
Net assets, end of period (in millions)	$136	$133	$130	$81	$58
Ratios (as a percentage of average net assets):
Expenses before reductions	1.93	1.94	1.98	2.05	2.01
Expenses including reductions	1.92	1.93	1.98	2.05	2.01
Net investment loss	(0.59)	(0.48)	(0.65)	(0.85)	(0.75)
Portfolio turnover (%)	30	43	30	30	50

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS21

Class I Shares Period ended	10-31-15	10-31-14	10-31-13	10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$47.12	$44.12	$36.44	$32.06	$28.69
Net investment income[1]	0.18	0.24	0.16	0.08	0.12
Net realized and unrealized gain (loss) on investments	5.25	4.07	8.31	5.28	3.25
Total from investment operations	5.43	4.31	8.47	5.36	3.37
Less distributions
From net investment income	(0.18)	(0.10)	—	—	—
From net realized gain	(6.10)	(1.21)	(0.79)	(0.98)	—
Total distributions	(6.28)	(1.31)	(0.79)	(0.98)	—
Net asset value, end of period	$46.27	$47.12	$44.12	$36.44	$32.06
Total return (%)[2]	13.48	10.01	23.70	17.36	11.75
Ratios and supplemental data
Net assets, end of period (in millions)	$293	$317	$307	$169	$55
Ratios (as a percentage of average net assets):
Expenses before reductions	0.91	0.93	0.93	0.96	0.90
Expenses including reductions	0.91	0.92	0.93	0.94	0.85
Net investment income	0.41	0.53	0.41	0.24	0.39
Portfolio turnover (%)	30	43	30	30	50

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

22SEE NOTES TO FINANCIAL STATEMENTS

Class R2 Shares Period ended	10-31-15	10-31-14	10-31-13	10-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$46.82	$43.93	$36.40	$34.46
Net investment income (loss)[2]	(0.05)	0.06	(0.04)	0.02
Net realized and unrealized gain on investments	5.27	4.06	8.36	1.92
Total from investment operations	5.22	4.12	8.32	1.94
Less distributions
From net investment income	(0.05)	(0.02)	—	—
From net realized gain	(6.10)	(1.21)	(0.79)	—
Total distributions	(6.15)	(1.23)	(0.79)	—
Net asset value, end of period	$45.89	$46.82	$43.93	$36.40
Total return (%)[3]	13.01	9.59	23.31	5.63	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$8	$34	$32	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.30	1.33	1.32	1.13	[6]
Expenses including reductions	1.29	1.32	1.31	1.13	[6]
Net investment income (loss)	(0.11)	0.13	(0.09)	0.08	[6]
Portfolio turnover (%)	30	43	30	30	[7]

1	The inception date for Class R2 shares is 3-1-12.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 11-1-11 to 10-31-12.

SEE NOTES TO FINANCIAL STATEMENTS23

Class R6 Shares Period ended	10-31-15	10-31-14	10-31-13	10-31-12	10-31-11	[1]
Per share operating performance
Net asset value, beginning of period	$47.23	$44.19	$36.46	$32.06	$30.81
Net investment income[2]	0.24	0.28	0.18	0.11	0.03
Net realized and unrealized gain on investments	5.25	4.09	8.34	5.27	1.22
Total from investment operations	5.49	4.37	8.52	5.38	1.25
Less distributions
From net investment income	(0.23)	(0.12)	—	—	—
From net realized gain	(6.10)	(1.21)	(0.79)	(0.98)	—
Total distributions	(6.33)	(1.33)	(0.79)	(0.98)	—
Net asset value, end of period	$46.39	$47.23	$44.19	$36.46	$32.06
Total return (%)[3]	13.61	10.15	23.83	17.42	4.06	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$6	$4	$4	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.82	0.83	0.84	0.88	0.88	[6]
Expenses including reductions	0.80	0.80	0.84	0.85	0.85	[6]
Net investment income	0.55	0.64	0.47	0.30	0.66	[6]
Portfolio turnover (%)	30	43	30	30	50	[7]

1	The inception date for Class R6 shares is 9-1-11.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 11-1-10 to 10-31-11.

24SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock U.S. Global Leaders Growth Fund (the fund) is a series of John Hancock Capital Series (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term growth of capital.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R2 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective net asset values each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of October 31, 2015, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating net asset value and is registered with the Securities and Exchange Commission as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund is shown on the Statement of assets and liabilities as Payable upon return of securities loaned, and are secured by the loaned securities. As of October 31, 2015, the fund loaned common stocks valued at $47,918,358 and received $48,894,025 of cash collateral.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement, with Citibank, N.A. (Citibank) as the administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. Prior to June 30, 2015, the fund and other affiliated funds had an agreement with Citibank that enabled them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended October 31, 2015 were $6,124. For the year ended October 31, 2015, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the years ended October 31, 2015 and 2014 was as follows:

	October 31, 2015	October 31, 2014
Ordinary income	$32,535,251	$1,265,358
Long-term capital gains	118,524,197	34,593,139
Total	$151,059,448	$35,858,497

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2015, the components of distributable earnings on a tax basis consisted of $10,347,497 of undistributed ordinary income and $59,732,762 of undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor, equivalent on an annual basis, to the sum of: (a) 0.75% of the first $500 million of the fund's average daily net assets; (b) 0.73% of the next $500 million of the fund's average daily net assets; (c) 0.71% of the next $1 billion of the fund's average daily net assets; (d) 0.70% of the next $3 billion of the fund's average daily net assets; and (e) 0.65% of the fund's average daily net assets in excess of $5 billion. The Advisor has a subadvisory agreement with Sustainable Growth Advisers, LP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2015, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the funds and with approval of the Board of Trustees.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets. The waiver expires on February 29, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Prior to March 1, 2015, the Advisor had contractually agreed to waive and/or reimburse all class specific expenses for Class B shares of the fund, including Rule 12b-1 fees and transfer agency fees and service fees, as applicable, to the extent they exceeded 1.30% of average annual net assets attributable to Class B shares.

Prior to March 1, 2015, the Advisor contractually agreed to reduce its management fee or, if necessary, make payment to Class R6 shares in an amount equal to the amount by which expenses of the share class exceeded 0.85% of average annual net assets.

For the year ended October 31, 2015, these expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$47,321	Class R2	$1,461
Class B	1,946	Class R6	965
Class C	10,022	Total	$84,103
Class I	22,388

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2015 were equivalent to a net annual effective rate of 0.73% of the fund's average daily net assets.

Accounting and legal services. Pursuant to the Accounting and Legal Services Agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2015 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C and Class R2 pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee
Class A	0.25%	—
Class B	1.00%	—
Class C	1.00%	—
Class R2	0.25%	0.25%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,966,695 for the year ended October 31, 2015. Of this amount, $336,125 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,604,868 was paid as sales commissions to broker-dealers and $25,702 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2015, CDSCs received by the Distributor amounted to $5,835, $32,343 and $7,803 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2015 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$1,545,548	$762,794
Class B	254,384	31,284
Class C	1,309,873	161,411
Class I	—	322,327
Class R2	94,379	2,797
Class R6	—	639
Total	$3,204,184	$1,281,252

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2015 and 2014 were as follows:

		Year ended 10-31-15		Year ended 10-31-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	2,884,716	$120,516,685	3,738,416	$159,056,967
Distributions reinvested	2,043,001	78,369,507	477,472	19,810,284
Repurchased	(3,208,214)	(133,880,478)	(7,393,831)	(314,311,259)
Net increase (decrease)	1,719,503	$65,005,714	(3,177,943)	($135,444,008)

29

		Year ended 10-31-15		Year ended 10-31-14
	Shares	Amount	Shares	Amount
Class B shares
Sold	21,577	$779,351	39,779	$1,546,699
Distributions reinvested	103,355	3,538,881	22,554	853,437
Repurchased	(171,406)	(6,411,181)	(235,132)	(9,106,020)
Net decrease	(46,474)	($2,092,949)	(172,799)	($6,705,884)
Class C shares
Sold	611,060	$22,536,120	583,313	$22,598,985
Distributions reinvested	455,794	15,610,952	81,395	3,081,624
Repurchased	(822,630)	(30,578,584)	(782,703)	(30,326,973)
Net increase (decrease)	244,224	$7,568,488	(117,995)	($4,646,364)
Class I shares
Sold	1,700,737	$74,397,159	3,152,881	$140,977,893
Distributions reinvested	866,698	34,988,580	167,837	7,270,696
Repurchased	(2,976,348)	(130,529,380)	(3,557,174)	(160,154,012)
Net decrease	(408,913)	($21,143,641)	(236,456)	($11,905,423)
Class R2 shares
Sold	133,382	$5,717,915	411,884	$18,203,020
Distributions reinvested	98,228	3,946,810	16,421	709,383
Repurchased	(784,755)	(34,430,858)	(424,932)	(18,951,370)
Net increase (decrease)	(553,145)	($24,766,133)	3,373	($38,967)
Class R6 shares
Sold	55,043	$2,412,883	25,427	$1,127,747
Distributions reinvested	12,529	506,556	2,576	111,747
Repurchased	(30,091)	(1,290,510)	(32,954)	(1,464,748)
Net increase (decrease)	37,481	$1,628,929	(4,951)	($225,254)
Total net increase (decrease)	992,676	$26,200,408	(3,706,771)	($158,965,900)

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $318,562,655 and $488,135,620, respectively, for the year ended October 31, 2015.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's net asset value more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

30

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Capital Series and Shareholders of John Hancock U.S. Global Leaders Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock U.S. Global Leaders Growth Fund (the "Fund") at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2015

31

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2015.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $118,524,197 in capital gain dividends.

Eligible shareholders will be mailed a 2015 Form 1099-DIV in early 2016. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

32

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Capital Series (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Sustainable Growth Advisers, LP (the Subadvisor), for John Hancock U.S. Global Leaders Growth Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2015 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 21-22, 2015.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2015, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

33

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index and its peer group average for the one-, three- and five-year periods ended December 31, 2014. The Board took into account management's discussion of the fund's performance,

34

including the factors and market conditions that contributed to the underperformance. The Board concluded that the fund's performance is being monitored and reasonably addressed.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are higher than the peer group median and total expenses for the fund are equal to the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length; and

35

(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the

36

regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the subadvisory fees for this fund are lower than the peer group median. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and

37

(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

38

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2012	228
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	228
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	228
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2005	228
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	228
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

39

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2012	228
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	228
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2012	228
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2005	228
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

40

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2009	228
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	228
Non-Independent Trustee*
Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.

Craig Bromley, Born: 1966	2012	228
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	228
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

41

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2007
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3], John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

42

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Sustainable Growth Advisers, LP (SGA)

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

43

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL/INTERNATIONAL FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE/SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call
John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION PORTFOLIOS

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

"As an investment firm,
upholding the proud
tradition of John Hancock
comes down to one thing:
putting shareholders
first. We believe that if
our shareholders are
successful, then we will
be successful."

Andrew G. Arnott

President and Chief Executive Officer
John Hancock Investments

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies.
As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock U.S. Global Leaders Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF230746	26A 10/15 12/15

John Hancock

Classic Value Fund

Annual report 10/31/15

A message to shareholders

Dear shareholder,

U.S. stocks experienced a spike in volatility in recent months. The pullback we had anticipated for some months took place in August, and stocks experienced their first official correction—a decline of more than 10% in the stock market—in more than four years. There were several headwinds keeping stock prices from moving higher all year, but the headline for this summer's correction was the news of slowing economic growth in China and the effect that might have on global growth. While the market subsequently rebounded, for the time being, global economic data continues to be a leading driver of investor sentiment.

Market volatility is naturally unnerving, which is why we recommend that investors maintain a regular dialogue with their financial advisors. Your advisor can help put market events into context and determine whether your portfolio is sufficiently diversified and continues to match your long-term financial goals.

Introducing John Hancock Multifactor Exchange-Traded Funds (ETFs)

We believe investors benefit from a combination of active and passive strategies in their portfolios. That's why, for years, we've offered actively managed funds to our shareholders, alongside asset allocation portfolios that employ a mix of active and passive strategies. That same thinking is what led us to team up with Dimensional Fund Advisors LP—a company regarded as one of the pioneers in strategic beta investing*—for the launch of the passively managed John Hancock Multifactor ETFs. Each ETF seeks to track a custom index built upon decades of academic research into the factors that drive higher expected returns: smaller capitalizations, lower valuations, and higher profitability. For nearly 30 years, it's just the kind of time-tested approach we have looked for as a manager of managers. For more information, visit our website at jhinvestments.com/etf.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of October 31, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

*	Strategic beta investing ETFs seek to improve upon cap-weighted strategies by tracking a custom index that combines active management insight with the discipline of a rules-based approach.

John Hancock
Classic Value Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
19	Financial highlights
29	Notes to financial statements
37	Auditor's report
38	Tax information
39	Continuation of investment advisory and subadvisory agreements
45	Trustees and Officers
49	More information

1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/15 (%)

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

U.S. stocks experienced volatility

The fund's benchmark, the Russell 1000 Value Index, was nearly flat for the year after experiencing both all-time highs and a correction.

Fund trailed its benchmark

The fund trailed its benchmark primarily due to poor stock selection in consumer staples and information technology.

Selections in the industrials sector were contributors

Industrials was the top contributor from a sector standpoint relative to the benchmark.

SECTOR COMPOSITION AS OF 10/31/15 (%)

A note about risks

The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. The securities of value companies are subject to the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused in one sector may fluctuate more widely than investments broadly invested across sectors. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Please see the fund's prospectuses for additional risks.

3

Discussion of fund performance

An interview with the portfolio management team from Pzena Investment Management, LLC

Richard S. Pzena
Portfolio Manager
Pzena Investment Management, LLC

John P. Goetz
Portfolio Manager
Pzena Investment Management, LLC

Benjamin S. Silver, CFA, CPA
Portfolio Manager
Pzena Investment Management, LLC

An interview with the portfolio management team from Pzena Investment Management, LLC

Can you briefly describe the market environment over the past 12 months?

The first half of the fiscal year was positive for stocks as the U.S. market was strong and a safe haven from non-U.S. volatility. However, the market worldwide turned negative in the spring and summer due to headline risks, including Chinese stock market volatility and increased concerns about economic growth in emerging markets. Stocks around the globe rallied sharply in October, recapturing a significant amount of the previous two months' losses. Macroeconomic data was mixed for the period, but was generally positive. Value-style investing lagged the market this year due to the aforementioned issues; the fund's benchmark, the Russell 1000 Value Index, rose 0.53% for the year, led by healthcare and the consumer discretionary sectors, offset by losses in energy and materials.

In the latter portion of the year, equities experienced their first correction in more than four years, when the S&P 500 Index declined 11.2% from August 17 through August 25. Global economic data appears to be increasingly driving swings in markets, as the U.S. economy continues on a path of slow and steady recovery. A contributor to U.S. economic growth was strong housing data. Falling commodity prices have generally supported U.S. consumers. Because of uncertainty around the strength of the global economy and the absence of inflationary pressures, the timing of an interest-rate increase by the U.S. Federal Reserve has been deferred, but is expected by the markets by calendar year end.

4

"... the market worldwide turned negative in the spring and summer due to headline risks, including Chinese stock market volatility and increased concerns about economic growth in emerging markets."

The fund trailed its benchmark. What drove this underperformance?

Stock selection was the biggest hurdle to fund performance. In consumer staples, Wal-Mart Stores Inc. detracted as the company lowered its guidance for operating margins through 2017. The company cited rising wages and investments in operations and its e-commerce platform as factors in its revised guidance. Although a near-term drag on earnings, we believe these investments will ultimately drive same-store sales growth.

In the information technology sector, Hewlett-Packard Company detracted from relative returns on weaker personal computer sales and the impact of adverse foreign currency moves. It remains a compelling investment because of its leading competitive position, and we believe the increased operational focus enabled by its split into two companies will unlock value.

In the poorly performing energy sector, some of the fund's top relative detractors included Royal Dutch Shell PLC, Murphy Oil Corp., and BP PLC. We added value in the sector relative to the benchmark, by owning mostly integrated oil companies rather than oil field services companies.

TOP 10 HOLDINGS AS OF 10/31/15 (%)

Royal Dutch Shell PLC, ADR, Class A	4.5
Exxon Mobil Corp.	4.4
Bank of America Corp.	3.9
Citigroup, Inc.	3.7
BP PLC, ADR	3.7
Hewlett-Packard Company	3.7
American International Group, Inc.	3.4
Microsoft Corp.	3.3
Oracle Corp.	3.1
Axis Capital Holdings, Ltd.	3.0
TOTAL	36.7
As a percentage of net assets.
Cash and cash equivalents are not included.

5

"Global economic data appears to be increasingly driving swings in markets, as the U.S. economy continues on a path of slow and steady recovery."

Which stocks contributed to relative performance?

Within the industrials sector, Masco Corp. was the top contributor to relative performance, as the company benefited from an improving residential construction landscape. Stanley Black & Decker, Inc. also benefited from positive construction trends coupled with strong sales and innovative products. The maker of power tools and related accessories reported increased demand for its products in its wholesale and retail channels.

In the healthcare sector, Cigna Corp. was the fund's top performer, as the company agreed to be acquired by Anthem, Inc. (not held by the fund) for a significant premium, creating the country's largest health insurance provider in terms of membership. HMOs have been quite strong as investors gain comfort with the sustainability of earnings following the implementation of the Affordable Care Act, as well as an improved medical cost trend. Laboratory Corp. of America and Baxalta, Inc. also generated positive returns and helped relative performance.

How was the portfolio positioned at the end of the period?

We trimmed the fund's healthcare exposure over the period, selling Becton Dickinson & Company and reducing its position in Cigna after the announced merger with Anthem. In the industrials sector, we purchased Stanley Black & Decker, as the company leverages the strength of the construction industry through its cordless tools, expands its footprint into emerging markets, and

COUNTRY COMPOSITION AS OF 10/31/15 (%)

United States	84.5
United Kingdom	5.2
Netherlands	4.5
Bermuda	3.0
Switzerland	2.5
Canada	0.3
TOTAL	100.0
As a percentage of net assets.

6

drives expected improvement in cash flow. We also initiated a position in Dover Corp., a high-quality, diversified global industrial company. Overall, the fund remains exposed to sectors whose earnings are depressed and expectations are low, including financials, energy, and select information technology and industrials stocks. But we believe such sectors offer good value.

MANAGED BY

Richard S. Pzena On the fund since 1996 Investing since 1980
John P. Goetz On the fund since 1996 Investing since 1979
Benjamin S. Silver, CFA, CPA On the fund since 2012 Investing since 1991

The views expressed in this report are exclusively those of the portfolio management team from Pzena Investment Management, LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2015

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A	-5.40	10.03	2.92	61.24	33.40
Class B	-6.11	10.05	2.84	61.42	32.35
Class C	-2.16	10.33	2.68	63.47	30.32
Class I1	-0.19	11.49	3.82	72.28	45.49
Class R1[1]	-0.82	10.74	3.10	66.55	35.67
Class R2[1,2]	-0.56	11.18	3.42	69.85	39.97
Class R3[1,2]	-0.73	10.90	3.16	67.78	36.53
Class R4[1,2]	-0.24	11.39	3.54	71.51	41.60
Class R5[1,2]	-0.11	11.58	3.78	72.92	44.93
Class R6[1,2]	-0.09	11.59	3.87	73.03	46.21
Index†	0.53	13.26	6.75	86.38	92.25

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Gross (%)	1.19	1.94	1.94	0.93	1.57	1.33	1.47	1.17	0.88	0.83
Net (%)	1.19	1.94	1.94	0.93	1.57	1.33	1.47	1.07	0.88	0.81

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 1000 Value Index.

See the following page for footnotes.

8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Classic Value Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 1000 Value Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B3	10-31-05	13,235	13,235	19,225
Class C3	10-31-05	13,032	13,032	19,225
Class I1	10-31-05	14,549	14,549	19,225
Class R1[1]	10-31-05	13,567	13,567	19,225
Class R2[1,2]	10-31-05	13,997	13,997	19,225
Class R3[1,2]	10-31-05	13,653	13,653	19,225
Class R4[1,2]	10-31-05	14,160	14,160	19,225
Class R5[1,2]	10-31-05	14,493	14,493	19,225
Class R6[1,2]	10-31-05	14,621	14,621	19,225

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	For certain types of investors, as described in the fund's prospectuses.
2	Class R3, Class R4, and Class R5 shares were first offered on 5-22-09; Class R6 shares were first offered on 9-1-11; Class R2 shares were first offered on 3-1-12. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R3, Class R4, Class R5, Class R6, and Class R2 shares, as applicable.
3	The contingent deferred sales charge is not applicable.

9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2015, with the same investment held until October 31, 2015.

	Account value on 5-1-2015	Ending value on 10-31-2015	Expenses paid during period ended 10-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$954.30	$5.86	1.19%
Class B	1,000.00	951.00	9.54	1.94%
Class C	1,000.00	951.00	9.54	1.94%
Class I	1,000.00	955.50	4.58	0.93%
Class R1	1,000.00	952.50	7.78	1.58%
Class R2	1,000.00	953.90	6.55	1.33%
Class R3	1,000.00	953.10	7.29	1.48%
Class R4	1,000.00	955.50	4.83	0.98%
Class R5	1,000.00	955.90	4.19	0.85%
Class R6	1,000.00	956.30	3.99	0.81%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2015, with the same investment held until October 31, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 5-1-2015	Ending value on 10-31-2015	Expenses paid during period ended 10-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.20	$6.06	1.19%
Class B	1,000.00	1,015.40	9.86	1.94%
Class C	1,000.00	1,015.40	9.86	1.94%
Class I	1,000.00	1,020.50	4.74	0.93%
Class R1	1,000.00	1,017.20	8.03	1.58%
Class R2	1,000.00	1,018.50	6.77	1.33%
Class R3	1,000.00	1,017.70	7.53	1.48%
Class R4	1,000.00	1,020.30	4.99	0.98%
Class R5	1,000.00	1,020.90	4.33	0.85%
Class R6	1,000.00	1,021.10	4.13	0.81%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

11

Fund's investments

As of 10-31-15
	Shares	Value
Common stocks 98.6%		$2,015,460,992
(Cost $1,663,764,247)
Consumer discretionary 12.6%		256,514,801
Automobiles 2.5%
Ford Motor Company	3,342,715	49,505,609
Media 7.7%
News Corp., Class A	3,925,115	60,446,771
News Corp., Class B	626,734	9,701,842
Omnicom Group, Inc.	700,889	52,510,604
The Interpublic Group of Companies, Inc.	1,525,475	34,979,142
Specialty retail 2.4%
Staples, Inc.	3,800,680	49,370,833
Consumer staples 2.5%		52,048,332
Food and staples retailing 2.5%
Wal-Mart Stores, Inc.	909,300	52,048,332
Energy 15.1%		309,493,516
Energy equipment and services 0.9%
Baker Hughes, Inc.	357,995	18,859,177
Oil, gas and consumable fuels 14.2%
BP PLC, ADR	2,111,345	75,375,017
Cenovus Energy, Inc.	408,053	6,084,070
Exxon Mobil Corp.	1,080,040	89,362,510
Murphy Oil Corp.	959,700	27,284,271
Royal Dutch Shell PLC, ADR, Class A	1,763,791	92,528,471
Financials 40.4%		824,775,263
Banks 14.8%
Bank of America Corp.	4,730,038	79,370,038
Citigroup, Inc.	1,426,091	75,825,258
JPMorgan Chase & Co.	837,286	53,795,626
Regions Financial Corp.	5,498,600	51,411,910
The PNC Financial Services Group, Inc.	458,691	41,401,450
Capital markets 12.5%
Franklin Resources, Inc.	1,334,417	54,390,837
Morgan Stanley	1,466,521	48,351,197
State Street Corp.	732,202	50,521,938
The Goldman Sachs Group, Inc.	273,653	51,309,938
UBS Group AG (L)	2,577,126	51,619,834
Diversified financial services 2.5%
Voya Financial, Inc.	1,234,493	50,083,381

12SEE NOTES TO FINANCIAL STATEMENTS

		Shares	Value
Financials (continued)
Insurance 10.6%
	American International Group, Inc.	1,107,452	$69,835,923
	Axis Capital Holdings, Ltd.	1,133,949	61,233,246
	MetLife, Inc.	1,069,068	53,859,646
	Willis Group Holdings PLC	712,061	31,765,041
Health care 5.8%			118,066,480
Biotechnology 0.7%
	Baxalta, Inc.	383,650	13,220,579
Health care equipment and supplies 3.4%
	Abbott Laboratories	904,327	40,513,850
	Baxter International, Inc.	773,825	28,933,317
Health care providers and services 1.7%
	Cigna Corp.	214,667	28,773,965
	Laboratory Corp. of America Holdings (I)	53,974	6,624,769
Industrials 7.4%			151,980,295
Building products 0.5%
	Masco Corp.	383,597	11,124,313
Machinery 6.9%
	Dover Corp.	550,150	35,446,165
	Parker-Hannifin Corp.	468,225	49,023,158
	Stanley Black & Decker, Inc.	532,050	56,386,659
Information technology 14.8%			302,582,305
Electronic equipment, instruments and components 1.9%
	Corning, Inc.	2,144,050	39,879,330
Semiconductors and semiconductor equipment 2.8%
	Intel Corp.	1,697,939	57,492,215
Software 6.4%
	Microsoft Corp.	1,283,398	67,558,071
	Oracle Corp.	1,615,664	62,752,390
Technology hardware, storage and peripherals 3.7%
	Hewlett-Packard Company (I)	2,778,201	74,900,299
	Yield (%)	Shares	Value
Securities lending collateral 0.7%			$13,430,221
(Cost $13,429,808)
John Hancock Collateral Trust (W)	0.1388(Y)	1,342,270	13,430,221

SEE NOTES TO FINANCIAL STATEMENTS13

	Par value	Value
Short-term investments 1.1%		$23,296,000
(Cost $23,296,000)
Repurchase agreement 1.1%		23,296,000
Repurchase Agreement with State Street Corp. dated 10-30-15 at 0.000% to be repurchased at $23,296,000 on 11-2-15, collateralized by $23,615,000 U.S. Treasury Notes, 1.000% due 9-15-17 (valued at $23,763,775, including interest)	23,296,000	23,296,000
Total investments (Cost $1,700,490,055)† 100.4%		$2,052,187,213
Other assets and liabilities, net (0.4%)		($8,660,742)
Total net assets 100.0%		$2,043,526,471

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 10-31-15.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 10-31-15.
†	At 10-31-15, the aggregate cost of investment securities for federal income tax purposes was $1,765,103,047. Net unrealized appreciation aggregated $287,084,166, of which $389,862,474 related to appreciated investment securities and $102,778,308 related to depreciated investment securities.

14SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-15

Assets
Investments in unaffiliated issuers, at value (Cost $1,687,060,247) including $13,121,653 of securities loaned	$2,038,756,992
Investments in affiliated issuers, at value (Cost $13,429,808)	13,430,221
Total investments, at value (Cost $1,700,490,055)	2,052,187,213
Cash	710
Receivable for investments sold	3,679,557
Receivable for fund shares sold	3,376,906
Dividends and interest receivable	1,648,508
Receivable for securities lending income	4,432
Other receivables and prepaid expenses	105,660
Total assets	2,061,002,986
Liabilities
Payable for fund shares repurchased	2,108,418
Payable upon return of securities loaned	13,429,550
Payable to affiliates
Accounting and legal services fees	33,134
Transfer agent fees	199,284
Distribution and service fees	154,950
Trustees' fees	4,706
Investment management fees	1,270,178
Other liabilities and accrued expenses	276,295
Total liabilities	17,476,515
Net assets	$2,043,526,471
Net assets consist of
Paid-in capital	$3,310,559,598
Undistributed net investment income	23,839,553
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,642,569,838)
Net unrealized appreciation (depreciation) on investments	351,697,158
Net assets	$2,043,526,471

SEE NOTES TO FINANCIAL STATEMENTS15

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($350,610,546 ÷ 13,756,452 shares)[1]	$25.49
Class B ($7,723,596 ÷ 308,490 shares)[1]	$25.04
Class C ($87,824,253 ÷ 3,509,166 shares)[1]	$25.03
Class I ($1,591,174,407 ÷ 62,253,662 shares)	$25.56
Class R1 ($3,489,129 ÷ 136,880 shares)	$25.49
Class R2 ($329,464 ÷ 12,941 shares)	$25.46
Class R3 ($988,417 ÷ 38,903 shares)	$25.41
Class R4 ($56,825 ÷ 2,224 shares)	$25.55
Class R5 ($107,589 ÷ 4,207 shares)	$25.57
Class R6 ($1,222,245 ÷ 47,766 shares)	$25.59
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$26.83

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS   For the year ended 10-31-15

Investment income
Dividends	$54,653,014
Securities lending	104,944
Less foreign taxes withheld	(493,771)
Total investment income	54,264,187
Expenses
Investment management fees	18,031,030
Distribution and service fees	2,043,550
Accounting and legal services fees	457,505
Transfer agent fees	2,699,039
Trustees' fees	55,086
State registration fees	205,994
Printing and postage	240,882
Professional fees	160,454
Custodian fees	285,191
Registration and filing fees	24,201
Other	65,335
Total expenses	24,268,267
Less expense reductions	(183,989)
Net expenses	24,084,278
Net investment income	30,179,909
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers and foreign currency transactions	293,921,455
Investments in affiliated issuers	538
293,921,993
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(298,499,489)
Investments in affiliated issuers	291
(298,499,198)
Net realized and unrealized loss	(4,577,205)
Increase in net assets from operations	$25,602,704

SEE NOTES TO FINANCIAL STATEMENTS17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-15	Year ended 10-31-14
Increase (decrease) in net assets
From operations
Net investment income	$30,179,909	$25,464,152
Net realized gain	293,921,993	170,336,685
Change in net unrealized appreciation (depreciation)	(298,499,198)	144,716,657
Increase in net assets resulting from operations	25,602,704	340,517,494
Distributions to shareholders
From net investment income
Class A	(3,212,030)	(4,109,470)
Class B	(13,671)	(20,261)
Class C	(123,133)	(117,229)
Class I	(22,957,701)	(23,864,080)
Class R1	(32,345)	(29,251)
Class R2	(3,998)	(4,629)
Class R3	(6,808)	(2,759)
Class R4	(632)	(575)
Class R5	(1,438)	(763)
Class R6	(7,858)	(6,189)
Total distributions	(26,359,614)	(28,155,206)
From fund share transactions	(816,816,932)	(64,376,552)
Total increase (decrease)	(817,573,842)	247,985,736
Net assets
Beginning of year	2,861,100,313	2,613,114,577
End of year	$2,043,526,471	$2,861,100,313
Undistributed net investment income	$23,839,553	$20,019,129

18SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

Class A Shares Period ended	10-31-15	10-31-14	10-31-13	10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$25.82	$23.12	$17.02	$15.86	$15.64
Net investment income[1]	0.28	0.18	0.20	0.20	0.10
Net realized and unrealized gain (loss) on investments	(0.39)	2.72	6.09	1.12	0.15
Total from investment operations	(0.11)	2.90	6.29	1.32	0.25
Less distributions
From net investment income	(0.22)	(0.20)	(0.19)	(0.16)	(0.03)
Net asset value, end of period	$25.49	$25.82	$23.12	$17.02	$15.86
Total return (%)[2,3]	(0.42)	12.64	37.32	8.45	1.59
Ratios and supplemental data
Net assets, end of period (in millions)	$351	$384	$476	$417	$557
Ratios (as a percentage of average net assets):
Expenses before reductions	1.19	1.19	1.25	1.31	1.30
Expenses including reductions	1.18	1.18	1.25	1.31	1.30
Net investment income	1.07	0.73	1.00	1.24	0.59
Portfolio turnover (%)	17	24	30	37	37

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS19

Class B Shares Period ended	10-31-15	10-31-14		10-31-13	10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$25.37	$22.72		$16.73	$15.58	$15.45
Net investment income (loss)[1]	0.08	—	[2]	0.07	0.08	(0.03)
Net realized and unrealized gain (loss) on investments	(0.38)	2.68		5.98	1.10	0.16
Total from investment operations	(0.30)	2.68		6.05	1.18	0.13
Less distributions
From net investment income	(0.03)	(0.03)		(0.06)	(0.03)	—
Net asset value, end of period	$25.04	$25.37		$22.72	$16.73	$15.58
Total return (%)[3,4]	(1.18)	11.79		36.30	7.62	0.84
Ratios and supplemental data
Net assets, end of period (in millions)	$8	$11		$18	$25	$41
Ratios (as a percentage of average net assets):
Expenses before reductions	1.93	1.94		2.00	2.06	2.05
Expenses including reductions	1.93	1.93		2.00	2.06	2.05
Net investment income (loss)	0.32	0.01		0.34	0.50	(0.16)
Portfolio turnover (%)	17	24		30	37	37

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

20SEE NOTES TO FINANCIAL STATEMENTS

Class C Shares Period ended	10-31-15	10-31-14	10-31-13	10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$25.36	$22.71	$16.73	$15.58	$15.44
Net investment income (loss)[1]	0.08	(0.01)	0.05	0.08	(0.03)
Net realized and unrealized gain (loss) on investments	(0.38)	2.69	5.99	1.10	0.17
Total from investment operations	(0.30)	2.68	6.04	1.18	0.14
Less distributions
From net investment income	(0.03)	(0.03)	(0.06)	(0.03)	—
Net asset value, end of period	$25.03	$25.36	$22.71	$16.73	$15.58
Total return (%)[2,3]	(1.18)	11.80	36.24	7.62	0.91
Ratios and supplemental data
Net assets, end of period (in millions)	$88	$101	$95	$81	$101
Ratios (as a percentage of average net assets):
Expenses before reductions	1.94	1.94	2.00	2.06	2.05
Expenses including reductions	1.93	1.93	2.00	2.06	2.05
Net investment income (loss)	0.32	(0.04)	0.25	0.47	(0.16)
Portfolio turnover (%)	17	24	30	37	37

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS21

Class I Shares Period ended	10-31-15	10-31-14	10-31-13	10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$25.90	$23.19	$17.07	$15.93	$15.70
Net investment income[1]	0.35	0.24	0.25	0.26	0.16
Net realized and unrealized gain (loss) on investments	(0.40)	2.74	6.11	1.11	0.15
Total from investment operations	(0.05)	2.98	6.36	1.37	0.31
Less distributions
From net investment income	(0.29)	(0.27)	(0.24)	(0.23)	(0.08)
Net asset value, end of period	$25.56	$25.90	$23.19	$17.07	$15.93
Total return (%)[2]	(0.19)	12.95	37.76	8.78	1.98
Ratios and supplemental data
Net assets, end of period (in millions)	$1,591	$2,355	$2,018	$982	$849
Ratios (as a percentage of average net assets):
Expenses before reductions	0.92	0.93	0.94	0.97	0.94
Expenses including reductions	0.91	0.92	0.94	0.96	0.94
Net investment income	1.34	0.97	1.24	1.55	0.95
Portfolio turnover (%)	17	24	30	37	37

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

22SEE NOTES TO FINANCIAL STATEMENTS

Class R1 Shares Period ended	10-31-15	10-31-14	10-31-13	10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$25.83	$23.13	$17.03	$15.87	$15.68
Net investment income[1]	0.17	0.08	0.13	0.15	0.04
Net realized and unrealized gain (loss) on investments	(0.38)	2.73	6.10	1.11	0.15
Total from investment operations	(0.21)	2.81	6.23	1.26	0.19
Less distributions
From net investment income	(0.13)	(0.11)	(0.13)	(0.10)	—
Net asset value, end of period	$25.49	$25.83	$23.13	$17.03	$15.87
Total return (%)[2]	(0.82)	12.21	36.84	8.06	1.21
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$7	$6	$4	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	1.57	1.57	1.60	1.65	1.64
Expenses including reductions	1.57	1.57	1.60	1.65	1.64
Net investment income	0.64	0.32	0.63	0.88	0.24
Portfolio turnover (%)	17	24	30	37	37

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS23

Class R2 Shares Period ended	10-31-15	10-31-14		10-31-13		10-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$25.85	$23.16		$17.05		$17.08
Net investment income[2]	0.26	0.17		0.18		0.13
Net realized and unrealized gain (loss) on investments	(0.41)	2.75		6.15		(0.16)
Total from investment operations	(0.15)	2.92		6.33		(0.03)
Less distributions
From net investment income	(0.24)	(0.23)		(0.22)		—
Net asset value, end of period	$25.46	$25.85		$23.16		$17.05
Total return (%)[3]	(0.56)	12.70		37.53		(0.18	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	—	[5]	—	[5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.26	1.19		1.13		1.13	[6]
Expenses including reductions	1.26	1.18		1.13		1.13	[6]
Net investment income	0.99	0.68		0.86		1.17	[6]
Portfolio turnover (%)	17	24		30		37	[7]

1	The inception date for Class R2 shares is 3-1-12.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 11-1-11 to 10-31-12.

24SEE NOTES TO FINANCIAL STATEMENTS

Class R3 Shares Period ended	10-31-15	10-31-14	10-31-13		10-31-12		10-31-11
Per share operating performance
Net asset value, beginning of period	$25.75	$23.08	$17.00		$15.84		$15.62
Net investment income[1]	0.20	0.09	0.14		0.17		0.07
Net realized and unrealized gain (loss) on investments	(0.39)	2.74	6.10		1.12		0.15
Total from investment operations	(0.19)	2.83	6.24		1.29		0.22
Less distributions
From net investment income	(0.15)	(0.16)	(0.16)		(0.13)		—
Net asset value, end of period	$25.41	$25.75	$23.08		$17.00		$15.84
Total return (%)[2]	(0.73)	12.34	37.01		8.28		1.41
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	—	[3]	—	[3]	—	[3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.48	1.47	1.42		1.48		1.48
Expenses including reductions	1.47	1.47	1.41		1.48		1.48
Net investment income	0.78	0.37	0.65		1.01		0.44
Portfolio turnover (%)	17	24	30		37		37

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $500,000.

SEE NOTES TO FINANCIAL STATEMENTS25

Class R4 Shares Period ended	10-31-15	10-31-14		10-31-13		10-31-12		10-31-11
Per share operating performance
Net asset value, beginning of period	$25.90	$23.19		$17.07		$15.90		$15.64
Net investment income[1]	0.34	0.23		0.25		0.23		0.13
Net realized and unrealized gain (loss) on investments	(0.41)	2.74		6.10		1.13		0.15
Total from investment operations	(0.07)	2.97		6.35		1.36		0.28
Less distributions
From net investment income	(0.28)	(0.26)		(0.23)		(0.19)		(0.02)
Net asset value, end of period	$25.55	$25.90		$23.19		$17.07		$15.90
Total return (%)[2]	(0.24)	12.92		37.66		8.69		1.77
Ratios and supplemental data
Net assets, end of period (in millions)	— [3]	—	[3]	—	[3]	—	[3]	—	[3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.08	1.07		1.10		1.13		1.15
Expenses including reductions	0.97	0.96		1.00		1.09		1.15
Net investment income	1.28	0.93		1.23		1.41		0.76
Portfolio turnover (%)	17	24		30		37		37

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $500,000.

26SEE NOTES TO FINANCIAL STATEMENTS

Class R5 Shares Period ended	10-31-15	10-31-14		10-31-13		10-31-12		10-31-11
Per share operating performance
Net asset value, beginning of period	$25.92	$23.22		$17.09		$15.94		$15.67
Net investment income[1]	0.37	0.25		0.28		0.27		0.17
Net realized and unrealized gain (loss) on investments	(0.40)	2.74		6.11		1.11		0.15
Total from investment operations	(0.03)	2.99		6.39		1.38		0.32
Less distributions
From net investment income	(0.32)	(0.29)		(0.26)		(0.23)		(0.05)
Net asset value, end of period	$25.57	$25.92		$23.22		$17.09		$15.94
Total return (%)[2]	(0.11)	13.02		37.87		8.85		2.07
Ratios and supplemental data
Net assets, end of period (in millions)	— [3]	—	[3]	—	[3]	—	[3]	—	[3]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.85	0.84		0.85		0.90		0.90
Expenses including reductions	0.84	0.83		0.85		0.90		0.90
Net investment income	1.40	1.03		1.37		1.62		1.02
Portfolio turnover (%)	17	24		30		37		37

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $500,000.

SEE NOTES TO FINANCIAL STATEMENTS27

Class R6 Shares Period ended	10-31-15	10-31-14	10-31-13	10-31-12		10-31-11	[1]
Per share operating performance
Net asset value, beginning of period	$25.94	$23.21	$17.09	$15.93		$15.38
Net investment income[2]	0.39	0.27	0.24	0.27		0.02
Net realized and unrealized gain (loss) on investments	(0.42)	2.74	6.13	1.12		0.53
Total from investment operations	(0.03)	3.01	6.37	1.39		0.55
Less distributions
From net investment income	(0.32)	(0.28)	(0.25)	(0.23)		—
Net asset value, end of period	$25.59	$25.94	$23.21	$17.09		$15.93
Total return (%)[3]	(0.09)	13.11	37.80	8.93		3.58	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$1	—	[5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.83	0.83	0.85	0.89		0.87	[6]
Expenses including reductions	0.81	0.80	0.85	0.89		0.87	[6]
Net investment income	1.51	1.08	1.13	1.61		0.90	[6]
Portfolio turnover (%)	17	24	30	37		37	[7]

1	The inception date for Class R6 shares is 9-1-11.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 11-1-10 to 10-31-11.

28SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Classic Value Fund (the fund) is a series of John Hancock Capital Series (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term growth of capital.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4, and Class R5 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective net asset values each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of October 31, 2015, all investments are categorized as Level 1 under the hierarchy described above, except repurchase agreements, which are categorized as Level 2.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating net asset value and is registered with the Securities and Exchange Commission as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities.Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of October 31, 2015, the fund loaned common stocks valued at $13,121,653 and received $13,429,550 of cash collateral.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to funds to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement, with Citibank, N.A. (Citibank) as administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. Prior to June 30, 2015, the fund and other affiliated funds had an agreement with Citibank that enabled them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the effective line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended October 31, 2015 were $2,899. For the year ended October 31, 2015, the fund had no borrowings under either line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of October 31, 2015, the fund has a capital loss carryforward of $1,577,956,848 available to offset future net realized capital gains. This carryforward expires as follows: October 31, 2016 -- $98,745,186 and October 31, 2017 -- $1,479,211,662.

As of October 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended October 31, 2015 and 2014 was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$26,359,614	$28,155,206

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2015, the components of distributable earnings on a tax basis consisted of $23,839,553 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor, equivalent on an annual basis to the sum of: (a) 0.750% of the first $2.5 billion of the fund's average daily net assets; (b) 0.740% of the next $2.5 billion of the fund's average daily net assets; and (c) 0.730% of the fund's average daily net assets in excess of $5 billion. The Advisor has a subadvisory agreement with Pzena Investment Management, LLC. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2015, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive and/or reimburse all class specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets, on an annualized basis. The fee waiver and/or reimbursement will continue in effect until February 29, 2016, unless renewed by mutual agreement of the fund and Advisor based upon a determination of that this is appropriate under the circumstances at the time.

Prior to March 1, 2015, the Advisor had contractually agreed to waive and/or reimburse all class specific expenses for Class B shares of the fund, including Rule 12b-1 fees and transfer agency fees and service fees, as applicable, to the extent they exceeded 1.30% of average annual net assets attributable to Class B shares.

For the year ended October 31, 2015, these expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$28,602	Class R3	$89
Class B	749	Class R4	4
Class C	7,358	Class R5	8
Class I	146,466	Class R6	222
Class R1	401	Total	$183,931
Class R2	32

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2015 were equivalent to a net annual effective rate of 0.74% of the fund's average daily net assets.

Accounting and legal services. Pursuant to the Accounting and Legal Services Agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2015 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R2, Class R3 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4 and Class R5 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.25%	—	Class R2	0.25%	0.25%
Class B	1.00%	—	Class R3	0.50%	0.15%
Class C	1.00%	—	Class R4	0.25%	0.10%
Class R1	0.50%	0.25%	Class R5	—	0.05%

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on February 29, 2016, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. The contractual waiver amounted to $58 for Class R4 shares for the year ended October 31, 2015.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $613,566 for the year ended October 31, 2015. Of this amount, $102,750 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $502,547 was paid as sales commissions to broker-dealers and $8,269 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2015, CDSCs received by the Distributor amounted to $1,334, $7,432, and $8,418 for Class A, Class B, and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2015 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$934,732	$460,283
Class B	98,005	12,012
Class C	961,858	118,316
Class I	—	2,107,242
Class R1	39,351	776
Class R2	1,803	62
Class R3	7,628	175
Class R4	146	9
Class R5	27	16
Class R6	—	148
Total	$2,043,550	$2,699,039

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income (expense)
Borrower	$67,048,964	16	0.46%	($13,808)
Lender	$13,461,976	1	0.46%	$172

Note 5 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2015 and 2014 were as follows:

		Year ended 10-31-15		Year ended 10-31-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,328,335	$34,572,241	2,393,476	$58,359,607
Distributions reinvested	118,808	2,999,916	166,923	3,917,695
Repurchased	(2,565,981)	(66,932,678)	(8,252,020)	(209,538,636)
Net decrease	(1,118,838)	($29,360,521)	(5,691,621)	($147,261,334)
Class B shares
Sold	20,709	$535,917	52,852	$1,296,475
Distributions reinvested	477	11,910	732	16,985
Repurchased	(157,679)	(4,029,206)	(395,219)	(9,464,994)
Net decrease	(136,493)	($3,481,379)	(341,635)	($8,151,534)

		Year ended 10-31-15		Year ended 10-31-14
	Shares	Amount	Shares	Amount
Class C shares
Sold	222,588	$5,732,134	545,108	$13,266,782
Distributions reinvested	3,870	96,595	3,925	91,077
Repurchased	(701,053)	(18,058,092)	(728,241)	(17,751,252)
Net decrease	(474,595)	($12,229,363)	(179,208)	($4,393,393)
Class I shares
Sold	11,974,982	$313,178,287	29,657,292	$734,896,493
Distributions reinvested	644,257	16,280,369	576,503	13,536,284
Repurchased	(41,316,915)	(1,098,063,100)	(26,306,871)	(654,126,626)
Net increase (decrease)	(28,697,676)	($768,604,444)	3,926,924	$94,306,151
Class R1 shares
Sold	28,845	$759,396	61,721	$1,522,821
Distributions reinvested	1,050	26,611	1,043	24,573
Repurchased	(163,889)	(4,341,602)	(45,226)	(1,126,366)
Net increase (decrease)	(133,994)	($3,555,595)	17,538	$421,028
Class R2 shares
Sold	5,282	$136,601	10,770	$261,314
Distributions reinvested	91	2,294	127	2,974
Repurchased	(8,720)	(227,908)	(14,328)	(333,734)
Net decrease	(3,347)	($89,013)	(3,431)	($69,446)
Class R3 shares
Sold	5,217	$135,867	29,406	$717,630
Distributions reinvested	256	6,470	102	2,397
Repurchased	(11,060)	(284,416)	(1,708)	(41,670)
Net increase (decrease)	(5,587)	($142,079)	27,800	$678,357
Class R5 shares
Sold	716	$18,858	1,932	$48,864
Distributions reinvested	29	733	5	109
Repurchased	(1,034)	(27,616)	(9)	(239)
Net increase (decrease)	(289)	($8,025)	1,928	$48,734
Class R6 shares
Sold	51,874	$1,390,616	2,995	$74,411
Distributions reinvested	228	5,761	185	4,345
Repurchased	(27,703)	(742,890)	(1,365)	(33,871)
Net increase	24,399	$653,487	1,815	$44,885
Total net decrease	(30,546,420)	($816,816,932)	(2,239,890)	($64,376,552)

There were no transactions in fund shares for the years ended October 31, 2015 and 2014 for Class R4.

Affiliates of the fund owned 100% and 53% of shares of beneficial interest of Class R4 and Class R5, respectively, on October 31, 2015.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $404,201,808 and $1,194,997,660, respectively, for the year ended October 31, 2015.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's net assets value more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates and regulatory and market impacts.

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Capital Series and Shareholders of John Hancock Classic Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Classic Value Fund (the "Fund") at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2015

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2015.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2015 Form 1099-DIV in early 2016. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Capital Series (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Pzena Investment Management, LLC (the Subadvisor), for John Hancock Classic Value Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2015 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 21-22, 2015.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2015, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index for the one- and five-year periods ended December 31, 2014 and outperformed its benchmark index for the three-year period ended December 31, 2014. The Board also noted that the fund outperformed its peer group average for the one-, three-, and five-year periods ended December 31, 2014. The Board took into account management's discussion of the fund's performance, including the factors that contributed to the fund's performance for the one- and five-year periods relative to the benchmark. The Board noted the fund's favorable performance relative to the benchmark index for the three-year period and to the peer group for the one-, three- and five-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;

(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length; and
(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;

(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2012	228
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	228
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	228
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2005	228
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	228
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2012	228
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	228
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2012	228
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2005	228
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2009	228
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	228
Non-Independent Trustee*
Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.

Craig Bromley, Born: 1966	2012	228
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	228
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2007
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3], John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Pzena Investment Management, LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL/INTERNATIONAL FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE/SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call
John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION PORTFOLIOS

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

"As an investment firm,
upholding the proud
tradition of John Hancock
comes down to one thing:
putting shareholders
first. We believe that if
our shareholders are
successful, then we will
be successful."

Andrew G. Arnott

President and Chief Executive Officer
John Hancock Investments

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies.
As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Classic Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF230730	38A 10/15 12/15

ITEM 2.  CODE OF ETHICS.

As of the end of the period, October 31, 2015, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended October 31, 2015 and 2014. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	October 31, 2015	October 31, 2014
John Hancock Classic Value Fund	$ 31,208	$ 30,442
John Hancock U.S. Global Leaders Growth Fund	29,352	28,630
Total	$ 60,560	$ 59,072

(b) Audit-Related Services

Audit-related service fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser (“control affiliates”) that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews.

Fund	October 31, 2015	October 31, 2014
John Hancock Classic Value Fund	$ 594	$ 557
John Hancock U.S. Global Leaders Growth Fund	594	557
Total	$ 1,188	$ 1,114

In addition, amounts billed to control affiliates for service provider internal controls reviews were $103,940 and $198,642 for the fiscal years ended October 31, 2015 and 2014, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning (“tax fees”) amounted to the following for the fiscal years ended October 31, 2015 and 2014. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	October 31, 2015	October 31, 2014
John Hancock Classic Value Fund	$ 3,500	$ 3,450
John Hancock U.S. Global Leaders Growth Fund	3,500	3,450
Total	$ 7,000	$ 6,900

(d) All Other Fees

Other fees billed for professional services rendered by the principal accountant to the registrant or to the control affiliates for the fiscal years ended October 31, 2015 and 2014 amounted to the following:

Fund	October 31, 2015	October 31, 2014
John Hancock Classic Value Fund	$ 215	$ 122
John Hancock U.S. Global Leaders Growth Fund	215	122
Total	$ 430	$ 244

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee.  At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal period ended October 31, 2015, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant for non- audit services rendered to the registrant and rendered to the registrant's control affiliates for the fiscal years  ended October 31, 2015 and  2014 amounted to the following:

Trust	October 31, 2015	October 31, 2014
John Hancock Capital Series	$ 7,129,082	$ 5,636,068

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman

Charles L. Bardelis

Theron S. Hoffman

ITEM 6.  SCHEDULE OF INVESTMENTS.

(a)

Not applicable.

(b)

Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached.  The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Capital Series

By:

/s/ Andrew Arnott

___________________________

Andrew Arnott

President

Date:   December 17, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Andrew Arnott

___________________________

Andrew Arnott

President

Date:   December 17, 2015

By:

/s/ Charles A. Rizzo

___________________________

Charles A. Rizzo

Chief Financial Officer

Date:    December 17, 2015